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                                                                    EXHIBIT 23.3


                  CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


        As independent petroleum engineers, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our estimates of reserves, included in the Annual Report on Form 10-K of Toreador Royalty Corporation for the fiscal year ended December 31, 1996.

/s/ HARLAN CONSULTING

HARLAN CONSULTING


Dallas, Texas
October 30, 1997